UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               April 22, 2004

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

144-51 NORTHERN BOULEVARD FLUSHING, NEW YORK 11354
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12.    Results of Operations and Financial Condition

   Flushing Financial Corporation (Nasdaq: FFIC), the parent holding company for Flushing Savings Bank, FSB, on April 22, 2004 announced its results for the three month period ended March 31, 2004. Attached as Exhibit 99.1 is the Company's press release dated April 22, 2004.

Item 7(c).    Exhibits

99.1. Press release of Flushing Financial Corporation, dated April 22, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2004

FLUSHING FINANCIAL CORPORATION

By:	/s/ Michael J. Hegarty

Name:	Michael J. Hegarty
Title:	President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit		Page
99.1	Press release of Flushing Financial Corporation,
	dated April 22, 2004	5